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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 20, 2005
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)

                                    AQUA DYNE,INC.
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               Exact name of Registrant as Specified in its Charter

      Delaware                   0-32863              33-0922627
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State or Other Jurisdiction    Commission File    IRS Employer Identification
     of Incorporation              Number                   Number

                       23011 Moultan Parkway, Suite A-10, Laguna Hills, CA 92653
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           Address of Principal Executive Offices, Including Zip Code

                                  949/380-4033
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               Registrant's Telephone Number, Including Area Code

                6140 South Gun Club Road, K-6, PMB 253, Aurora, Colorado 80016
          -------------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report



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ITEM 8.01. OTHER EVENTS.
------------------------

Appointment of New Director

        On July 20th, 2005, the Company's Board of Directors consisting of Greg Paxton, Paul Bailey and Tom Svalberg, appointed Gaylord Beeson as a new director.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             AQUA DYNE, INC.

Dated: August 8, 2005                        By: /s/ Greg Paxton
                                                 -------------------------------
                                                 Greg Paxton
                                                 Interim Chief Executive Officer